UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2022

Date of reporting period:	December 1, 2021 – May 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Intermediate-Term Municipal Income Fund

Semiannual report
5 | 31 | 22

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PIMEX

Putnam
Intermediate-Term
Municipal Income Fund

Semiannual report
5 | 31 | 22

Message from the Trustees

July 8, 2022

Dear Fellow Shareholder:

Financial markets in the first half of 2022 have tested the patience of investors. High inflation and rising interest rates have clouded the outlook for the U.S. economy. The Russia-Ukraine War has disrupted global energy markets, while pandemic-driven lockdowns in China have slowed global growth.

These issues, which are important to monitor and may persist for some time, are likely shorter term in nature than your long-term financial goals. History has shown that markets eventually recover from downturns. At Putnam, dedicated and experienced investors are working for you. They are evaluating risks while trying to achieve strong performance for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by the issuing city, town, or other government entity or by revenues collected from usage fees. However, unlike U.S. Treasuries and corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes.

Putnam Intermediate-Term Municipal Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state or local government in the country. The fund invests mainly in investment-grade bonds and normally maintains an average dollar-weighted maturity of between three and ten years. Because an issuer’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

2 Intermediate-Term Municipal Income Fund

Sources: Putnam, Bloomberg Index Services Limited, as of 5/31/22. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg U.S. Corporate Bond Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate bonds; and the Bloomberg Municipal Bond Index, an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Annual after-tax income is based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax. The income data is based on a hypothetical $100,000 investment.

Source: Moody’s Investors Service, Annual U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2020 (July 2021). Most recent data available.

Intermediate-Term Municipal Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/22. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 15–16.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

4 Intermediate-Term Municipal Income Fund

Garrett, how was the market environment for intermediate-term municipal bonds during the six-month period ended May 31, 2022?

Interest rates rose sharply due to an increasingly hawkish Federal Reserve. This was especially noteworthy for shorter-term rates, which tend to be more responsive to changes in the Fed’s benchmark rate than longer-term rates. Municipal bond prices fell, and their yields rose as the markets began pricing in a faster pace of monetary policy normalization. The entire yield curve flattened amid the bearish market sentiment.

Investors sought cash, which forced municipal bond funds to sell holdings to generate liquidity to meet redemptions. This exerted further downward pressure on prices, resulting in increasingly difficult market technicals [supply/demand dynamics] for the asset class.

For the six months ended May 31, 2022, the Bloomberg 7-Year Municipal Bond Index [the fund’s benchmark] returned –6.07%. Municipal bonds outperformed U.S. Treasuries and the broader U.S. fixed income markets. Intermediate-term municipal bonds underperformed short-term cohorts but

Intermediate-Term Municipal Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 5/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/22. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Intermediate-Term Municipal Income Fund

outperformed long-term cohorts. From a credit perspective, investment-grade municipal bonds held up better than higher-yielding, lower-rated bonds in the risk-off environment. Within revenue-based bonds, the top-performing sectors for the period were electric, resource recovery, and water/sewer, while housing and hospital bonds were the biggest underperformers.

What is your current assessment of the health of the municipal bond market?

Municipal credit fundamentals continue to be strong, in our view. Higher employment, increasing wages, and rising property values have all served to bolster tax receipts. As a result, state and local tax collections were up 13.6% in 2021 compared with 2020. Unprecedented fiscal support and strong economic growth also put most state and local governments in their best fiscal shape in more than a decade. Finally, municipal defaults are running below long-term averages year to date through May 31, 2022, and remain isolated to the lowest-rated cohorts. As such, we believe the credit outlook remains favorable.

How did the fund perform during the reporting period?

For the six months ended May 31, 2022, the fund underperformed its benchmark but outperformed the –6.58% average return of its Lipper peer group, Intermediate Municipal Debt Funds. The fund also outperformed the –6.75% return of the median fund ranked within its Lipper peer group. [Median is the midpoint in a series of values laid out in numerical order.]

What strategies or holdings influenced the fund’s performance during the reporting period?

With short- and intermediate-term bond yields near record lows, duration positioning was shorter than that of its Lipper peer group average. This helped the fund outperform its Lipper peers as interest rates increased. However, these results were tempered by the portfolio’s overweight positioning in lower-investment-grade bonds as credit spreads widened. The fund is underweight high-yield bonds relative to its peers given our caution about ongoing economic uncertainty.

Our yield curve positioning was generally neutral over the period. The fund’s average maturity was slightly longer than its Lipper peer group. From a sector- or industry-positioning perspective, we favored private higher education, continuing-care retirement community, and essential-service bonds compared with the fund’s Lipper peer group.

Regarding our strategy for state debt, the fund held an overweight exposure to Illinois relative to its Lipper peer group. We believe Illinois’s financial profile continues to stabilize, and its flexibility and credit fundamentals have improved since the onset of the Covid-19 pandemic in the United States.

Regarding investments in Puerto Rico, we have become somewhat more optimistic about the U.S. territory’s credit fundamentals. In March 2022, Puerto Rico ended its nearly five-year bankruptcy with a plan to restructure its debt, resume payments to bondholders, and restore its public pension system. At period-end, the fund’s exposure to Puerto Rico municipal debt was neutral to slightly overweight relative to its Lipper peer group. We continue to monitor Puerto Rico debt for potential investment opportunities.

Intermediate-Term Municipal Income Fund 7

What is your outlook for the municipal bond market as we head into the second half of 2022?

In our view, the U.S. Treasury market has undergone a substantial adjustment during the past six months and is now more accurately pricing in the likely pace of Fed monetary tightening. While this adjustment has been painful for owners of interest-rate-sensitive assets, we believe the value created from rising yields and widening credit spreads represents an opportunity for long-term investors.

The risks around Fed tightening appear much more balanced for investors at this point compared with six months ago, in our view. We believe the increased income from higher yields and the fund’s limited duration provide a substantial cushion against losses from rising interest rates.

Thank you, Garrett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

8 Intermediate-Term Municipal Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 5/31/22

	Life of fund	5 years	3 years	1 year	6 months
Class A (3/18/13)
Before sales charge	1.73%	1.64%	0.70%	–5.91%	–6.20%
After sales charge	1.28	0.82	–0.66	–9.67	–9.95
Class B (3/18/13)
Before CDSC	1.20	1.02	0.10	–6.47	–6.48
After CDSC	1.20	0.65	–0.85	–11.08	–11.10
Class C (3/18/13)
Before CDSC	1.08	0.88	–0.04	–6.60	–6.55
After CDSC	1.08	0.88	–0.04	–7.52	–7.47
Class R6 (5/22/18)
Net asset value	2.00	1.94	1.01	–5.62	–6.06
Class Y (3/18/13)
Net asset value	1.98	1.90	0.95	–5.58	–6.00

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Intermediate-Term Municipal Income Fund 9

Comparative annualized index returns For periods ended 5/31/22

	Life of fund	5 years	3 years	1 year	6 months
Bloomberg 7-Year Municipal
Bond Index	2.08%	1.44%	0.41%	–6.05%	–6.07%
Lipper Intermediate
Municipal Debt Funds	1.72	1.35	0.38	–6.17	–6.58
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited. Lipper peer group average is provided by Lipper, a Refinitiv company.

* Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 5/31/22, there were 219, 216, 192, 168, and 134 funds, respectively, in this Lipper category.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 6/30/22

	Life of fund	5 years	3 years	1 year	6 months
Class A (3/18/13)
Before sales charge	1.58%	1.41%	0.16%	–7.20%	–7.30%
After sales charge	1.14	0.59	–1.19	–10.91	–11.01
Class B (3/18/13)
Before CDSC	1.06	0.81	–0.43	–7.74	–7.57
After CDSC	1.06	0.44	–1.38	–12.29	–12.17
Class C (3/18/13)
Before CDSC	0.94	0.65	–0.61	–7.97	–7.74
After CDSC	0.94	0.65	–0.61	–8.88	–8.66
Class R6 (5/22/18)
Net asset value	1.85	1.69	0.44	–7.00	–7.25
Class Y (3/18/13)
Net asset value	1.84	1.67	0.44	–6.97	–7.19

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Returns for periods of less than one year are not annualized.

10 Intermediate-Term Municipal Income Fund

Fund price and distribution information For the six-month period ended 5/31/22

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	6		6	6	6	6
Income[1]	$0.064523		$0.033644	$0.026266	$0.079635	$0.077136
Capital gains[2]
Long-term gains	0.031700		0.031700	0.031700	0.031700	0.031700
Short-term gains	0.055800		0.055800	0.055800	0.055800	0.055800
Total	$0.152023		$0.121144	$0.113766	$0.167135	$0.164636
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
11/30/21	$10.72	$11.17	$10.73	$10.73	$10.72	$10.71
5/31/22	9.91	10.32	9.92	9.92	9.91	9.91
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	1.47%	1.41%	0.85%	0.74%	1.71%	1.68%
Taxable equivalent[4]	2.48	2.38	1.44	1.25	2.89	2.84
Current 30-day
SEC yield (with
expense limitation)[5,6]	N/A	1.68	1.20	1.05	2.07	1.66
Taxable equivalent[4]	N/A	2.84	2.03	1.77	3.50	2.80
Current 30-day
SEC yield (without
expense limitation)[6]	N/A	1.07	0.53	0.39	1.43	1.31

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal tax rate for 2022. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Intermediate-Term Municipal Income Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Net expenses for the fiscal year
ended 11/30/21*	0.89%	1.49%	1.64%	0.57%	0.64%
Total annual operating expenses for the fiscal
year ended 11/30/21	1.78%	2.38%	2.53%	1.46%	1.53%
Annualized expense ratio for the six-month
period ended 5/31/22	0.88%	1.48%	1.63%	0.57%	0.63%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through March 30, 2023. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/21 to 5/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.25	$7.14	$7.86	$2.76	$3.05
Ending value (after expenses)	$938.00	$935.20	$934.50	$939.40	$940.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (182); and then dividing that result by the number of days in the year (365).

12 Intermediate-Term Municipal Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/22, use the following calculation method. To find the value of your investment on 12/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.43	$7.44	$8.20	$2.87	$3.18
Ending value (after expenses)	$1,020.54	$1,017.55	$1,016.80	$1,022.09	$1,021.79

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (182); and then dividing that result by the number of days in the year (365).

Intermediate-Term Municipal Income Fund 13

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives may be taxable. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. You can lose money by investing in the fund.

14 Intermediate-Term Municipal Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Municipal 7-Year Index is a subset of the Municipal Bond Index that measures the performance of investment-grade issues with remaining maturities of six to eight years.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Intermediate-Term Municipal Income Fund 15

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16 Intermediate-Term Municipal Income Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2022, Putnam employees had approximately $488,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Intermediate-Term Municipal Income Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Intermediate-Term Municipal Income Fund

The fund’s portfolio 5/31/22 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation
AMBAC AMBAC Indemnity Corporation
BAM Build America Mutual
COP Certificates of Participation
FRB Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds General Obligation Bonds
NATL National Public Finance Guarantee Corporation
PSFG Permanent School Fund Guaranteed
VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 0.79% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (102.4%)*	Rating**	Principal amount	Value
Alabama (0.7%)
Black Belt Energy Gas Dist. Mandatory Put Bonds (12/1/23), Ser. A, 4.00%, 12/1/48	A2	$100,000	$102,009
Jefferson, Cnty. Rev. Bonds, (Warrents), 5.00%, 9/15/29	AA	100,000	111,721
			213,730
Alaska (0.4%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A, 5.00%, 10/1/30	A+/F	100,000	111,617
			111,617
California (23.6%)
CA Hlth. Fac. Fin. Auth. Rev. Bonds, (Adventist Hlth. Syst./West), Ser. A, 4.00%, 3/1/33	A	105,000	105,725
CA State Hlth. Fac. Fin. Auth. Rev. Bonds, (Sutter Hlth.), Ser. A, 5.00%, 11/15/32	A1	250,000	272,826
CA State Infrastructure & Econ. Dev. Bank Rev. Bonds, (Performing Arts Center of Los Angeles Cnty.), 5.00%, 12/1/27	A	545,000	600,188
CA State Muni. Fin. Auth. Rev. Bonds
(Orange Cnty. Civic Ctr.), 5.00%, 6/1/42	AA	160,000	174,062
(Davis II, LLC Orchard Park), BAM, 5.00%, 5/15/31	AA	400,000	444,727
(HumanGood Oblig. Group), Ser. A, 4.00%, 10/1/35	A−/F	175,000	175,150
CA State Poll. Control Fin. Auth. Solid Waste Disp. Mandatory Put Bonds (6/3/24), (Waste Mgt., Inc.), Ser. C, 3.25%, 12/1/27	A−	150,000	150,695
CA State Tobacco Securitization Agcy. Rev. Bonds
(Gold Country Settlement Funding Corp.), Ser. A, 5.00%, 6/1/28	A	645,000	706,424
(Sonoma Cnty. Securitization Corp.), 5.00%, 6/1/27	A	280,000	303,852
CA State U. Rev. Bonds, Ser. B, 3.422%, 11/1/25	Aa2	100,000	100,497
CA State, Pub. Wks. Board Rev. Bonds, (Various Capital), Ser. B, 4.00%, 3/1/36	Aa3	200,000	211,539

Intermediate-Term Municipal Income Fund 19

MUNICIPAL BONDS AND NOTES (102.4%)* cont.	Rating**	Principal amount	Value
California cont.
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Adventist Hlth. Syst.), 5.00%, 3/1/35	A	$225,000	$237,989
(Viamonte Senior Living 1, Inc.), Ser. B, 3.00%, 7/1/25	AA−	65,000	65,034
Long Beach, Arpt. Syst. Rev. Bonds
Ser. A, AGM, 5.00%, 6/1/40 ##	AA	200,000	226,429
Ser. B, AGM, 5.00%, 6/1/33 ##	AA	225,000	258,405
Los Angeles Cnty., Regl. Fin. Auth. Rev. Bonds, (Vermont Manchester Social), 5.00%, 12/1/34	AA+	200,000	236,443
Los Angeles, Dept. of Arpt. Rev. Bonds, Ser. C, 5.00%, 5/15/27	Aa3	285,000	314,649
Mount San Jacinto Cmnty. College Dist. G.O. Bonds, (Election of 2014), Ser. C, 3.00%, 8/1/35	Aa1	105,000	103,708
Sacramento, City Unified School Dist. G.O. Bonds, Ser. G, AGM, 4.00%, 8/1/31	AA	200,000	213,931
San Bernardino Cnty., FRB, Ser. C, 1.03%, 8/1/23	AA+	125,000	124,284
San Bernardino, City Unified School Dist. G.O. Bonds, (Election 2012), Ser. D, AGM, 3.00%, 8/1/35	AA	350,000	340,152
San Francisco, City & Cnty. COP, Ser. A, 5.00%, 4/1/30	Aa1	260,000	300,942
San Francisco, City & Cnty. Arpt. Comm. Intl. Arpt. Rev. Bonds, Ser. A, 5.00%, 5/1/34	A1	200,000	224,607
San Francisco, Pub. Fac. Fin. Auth. Rev. Bonds
5.00%, 6/1/31	AA+	170,000	197,977
5.00%, 6/1/30	AA+	195,000	226,392
San Jose Arpt. Rev. Bonds, (Norman Y Mineta San Jose Intl. Arpt.), Ser. A, 5.00%, 3/1/33	A2	300,000	334,769
San Juan, Unified School Dist. G.O. Bonds, (2016 Election), 3.00%, 8/1/35	Aa2	240,000	230,868
			6,882,264
Colorado (0.7%)
High Plains Co. Metro. Dist. G.O. Bonds, NATL, 5.00%, 12/1/29	A2	100,000	111,846
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1, 3.50%, 12/1/27	Ba1	100,000	96,975
			208,821
Connecticut (0.4%)
CT State Special Tax, 5.00%, 5/1/34	AA−	100,000	114,685
			114,685
District of Columbia (1.1%)
DC Rev. Bonds, (D.C. Intl. School), 5.00%, 7/1/26	BBB	165,000	173,417
Metro. DC Arpt. Auth. Rev. Bonds, Ser. A, 5.00%, 10/1/31	Aa3	130,000	145,125
			318,542
Florida (3.6%)
FL State Dev. Fin. Corp. Ed. Fac. Rev. Bonds, (Nova Southeastern U., Inc.), 5.00%, 4/1/29	A3	100,000	112,122
FL State Muni. Pwr. Agcy. Rev. Bonds, (St. Lucie), Ser. B, 5.00%, 10/1/27 ###	A2	250,000	280,996

20 Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (102.4%)* cont.	Rating**	Principal amount	Value
Florida cont.
Greater Orlando, Aviation Auth. Arpt. Fac. Rev. Bonds, Ser. A, 5.00%, 10/1/25	Aa3	$500,000	$539,035
Miami-Dade Cnty., Aviation Rev. Bonds, 5.00%, 10/1/29	A2	115,000	120,015
			1,052,168
Georgia (0.7%)
Burke Cnty., Dev. Auth. Poll. Control Mandatory Put Bonds (2/3/25), (Oglethorpe Pwr. Corp.), 1.50%, 1/1/40	Baa1	100,000	97,523
Cobb Cnty., Dev. Auth. Student Hsg. Rev. Bonds, (Kennesaw State U. Real Estate), 5.00%, 7/15/30	Baa2	100,000	103,375
			200,898
Illinois (3.8%)
Chicago, G.O. Bonds, Ser. A, 4.00%, 1/1/24	BBB+	75,000	75,944
Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. C, 5.00%, 1/1/23	A	100,000	101,692
Chicago, Waste Wtr. Transmission Rev. Bonds, Ser. C, 5.00%, 1/1/26	A	50,000	53,087
Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/30	A	100,000	105,903
IL State G.O. Bonds
5.00%, 2/1/26	Baa1	100,000	107,617
Ser. D, 5.00%, 11/1/25	Baa1	125,000	134,030
5.00%, 7/1/23	Baa1	50,000	51,552
4.00%, 1/1/31	Baa1	100,000	101,039
IL State Fin. Auth. Rev. Bonds
(Presbyterian Homes Oblig. Group), Ser. A, 5.00%, 11/1/31	A−/F	100,000	105,002
(Riverside Hlth. Syst.), 5.00%, 11/15/22	A+	45,000	45,704
IL State Sales Tax Rev. Bonds, Ser. C, 4.00%, 6/15/30	A−	100,000	101,803
Northern IL U. Rev. Bonds, Ser. B, BAM, 5.00%, 4/1/25	AA	100,000	106,782
			1,090,155
Indiana (0.7%)
IN State. Fin. Auth. Rev. Bonds, (Rose-Hulman Inst. of Tech., Inc.), 5.00%, 6/1/28	A2	100,000	111,861
Whiting, Env. Fac. Mandatory Put Bonds (11/1/22), (BP Products North America, Inc.), 5.00%, 11/1/45	A2	100,000	101,032
			212,893
Kentucky (1.5%)
KY Bond Dev. Corp. Edl. Fac. Rev. Bonds, (Transylvania U.), Ser. A, 5.00%, 3/1/28	A−	195,000	217,323
KY State Pub. Energy Auth. Gas Supply Mandatory Put Bonds (1/1/25), Ser. B, 4.00%, 1/1/49	A1	200,000	204,879
			422,202
Louisiana (0.7%)
St. Tammany Parish Hosp. Svcs. Dist. No. 1 Rev. Bonds, Ser. A, 5.00%, 7/1/48	AA−/F	200,000	211,737
			211,737
Maryland (0.4%)
MD State Hlth. & Higher Ed. Fac. Auth. Rev. Bonds, (Stevenson U.), 5.00%, 6/1/29	BBB−	100,000	109,608
			109,608

Intermediate-Term Municipal Income Fund 21

MUNICIPAL BONDS AND NOTES (102.4%)* cont.	Rating**	Principal amount	Value
Michigan (3.4%)
Great Lakes, Wtr. Auth. Wtr. Supply Syst. Rev. Bonds, Ser. D, 5.00%, 7/1/28	A+	$665,000	$723,681
MI State Fin. Auth. Rev. Bonds, (Local Govt. Loan Program-Pub. Ltg. Auth.), Ser. B, 5.00%, 7/1/29	BBB−	240,000	248,041
			971,722
Minnesota (9.6%)
Deephaven, Charter School Lease Rev. Bonds, (Eagle Ridge Academy), Ser. A, 4.40%, 7/1/25	BB+	25,000	25,309
Duluth, Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds, (St. Luke’s Hosp. of Duluth Oblig. Group), 5.00%, 6/15/27	BBB−	100,000	109,054
Minneapolis & St. Paul, Hsg. & Redev. Auth. Hlth. Care VRDN, (Allina Hlth. Syst.), Ser. B-1, 0.60%, 11/15/35	VMIG 1	500,000	500,000
Minneapolis, Hlth. Care Syst. Rev. Bonds
(Fairview Hlth. Svcs.), Ser. A, 5.00%, 11/15/36	A	265,000	285,125
(Allina Hlth. Oblig. Group), 4.00%, 11/15/37	Aa3	250,000	253,780
Minneapolis, Hlth. Care Syst. VRDN (Fairview Hlth. Svcs. Oblig. Group), Ser. B, 0.70%, 11/15/48	VMIG 1	500,000	500,000
Winona, Indpt. School Dist. No. 861 G.O. Bonds, Ser. A, 4.00%, 2/1/30	AAA	1,010,000	1,094,644
			2,767,912
Missouri (0.6%)
Kansas City, Indl. Dev. Auth. Arpt. Special Oblig. Rev. Bonds, 5.00%, 3/1/27	A2	155,000	168,788
			168,788
Nevada (0.8%)
Clark Cnty., School Dist. G.O. Bonds, Ser. A, AGM, 4.00%, 6/15/36	AA	200,000	212,288
Las Vegas, Special Assmt. Bonds, (Dist. No. 607 Local Impt.), 5.00%, 6/1/24	BBB−/P	10,000	10,399
			222,687
New Jersey (5.1%)
NJ State Econ. Dev. Auth. Rev. Bonds
Ser. B, 5.00%, 11/1/26	A3	100,000	108,548
(NJ Transit Corp.), Ser. B, 5.00%, 11/1/24	A3	270,000	285,180
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds, 5.00%, 9/15/23	A3	75,000	78,090
NJ State Hlth. Care Fac. Fin. Auth. VRDN, (AHS Hosp. Corp.), Ser. B, 0.79%, 7/1/36	VMIG 1	1,000,000	1,000,000
			1,471,818
New York (15.9%)
Albany, Cap. Resource Corp. Rev. Bonds, (Empire Commons Student Hsg., Inc.), 5.00%, 5/1/28	A	100,000	106,646
Long Island, Pwr. Auth. Elec. Syst. Mandatory Put Bonds (9/1/25), Ser. B, 0.85%, 9/1/50	A2	325,000	306,185
Metro. Trans. Auth. Rev. Bonds, Ser. C-1, 4.00%, 11/15/34	A3	100,000	102,268
NY City, G.O. Bonds, Ser. C-1, 5.00%, 8/1/27	Aa2	250,000	283,190
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. VRDN, 0.60%, 6/15/49	VMIG 1	1,000,000	1,000,000

22 Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (102.4%)* cont.	Rating**	Principal amount	Value
New York cont.
NY City, Transitional Fin. Auth. Rev. Bonds, (Future Tax Secured Revenue)
5.00%, 11/1/40	AAA	$750,000	$827,128
Ser. A-6, 5.00%, 8/1/29	AAA	275,000	320,332
NY State Dorm. Auth. Personal Income Tax Rev. Bonds, Ser. A, 5.00%, 3/15/30	AA+	300,000	351,914
Port Auth. of NY & NJ Rev. Bonds
Ser. 197, 5.00%, 11/15/35	Aa3	670,000	707,786
Ser. 193RD, 5.00%, 10/15/35	Aa3	200,000	212,248
Ser. 221, 4.00%, 7/15/38	Aa3	250,000	252,883
TSASC, Inc. Rev. Bonds, Ser. A, 5.00%, 6/1/26	A	100,000	107,277
			4,577,857
Ohio (3.0%)
Carlisle, Local School Dist. G.O. Bonds, (School Impt.), 4.00%, 12/1/31	AA	100,000	104,125
Hamilton Cnty., Sales Tax Rev. Bonds, Ser. B, AMBAC, zero %, 12/1/26	Aa3	165,000	146,645
Lorain Cnty., Port Auth. Econ. Dev. Facs. Rev. Bonds, (Kendal at Oberlin), 5.00%, 11/15/23 (Escrowed to maturity)	AAA/P	50,000	52,221
OH State Higher Edl. Fac. Comm. Rev. Bonds, (Cleveland Inst. of Music (The)), 5.00%, 12/1/27	BBB−	175,000	184,791
OH State Hosp. Rev. Bonds, (U. Hosp. Hlth. Syst.), Ser. A, 5.00%, 1/15/31	A2	100,000	105,842
Ohio State Air Qlty. Dev. Auth. Mandatory Put Bonds (6/1/27), (Duke Energy Corp.), Ser. 22B, 4.00%, 9/1/30	Baa2	250,000	259,731
			853,355
Pennsylvania (5.4%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds, (Allegheny Hlth. Network Oblig. Group), Ser. A, 5.00%, 4/1/32	A	200,000	216,534
Cumberland Cnty., Muni. Auth. Rev. Bonds, (Diakon Lutheran Social Ministries), 5.00%, 1/1/32	BBB+/F	100,000	105,245
East Hempfield Twp., Indl. Dev. Auth. Rev. Bonds, (Millersville U. Student Hsg. & Svcs., Inc.), 5.00%, 7/1/30 (Prerefunded 7/1/23)	AAA/P	40,000	41,418
Geisinger, Auth. Hlth. Syst. Mandatory Put Bonds (2/15/27), (Geisinger Hlth. Syst.), 5.00%, 4/1/43	AA−	150,000	163,299
Monroeville, Fin. Auth. Rev. Bonds, (U. of Pittsburgh Med. Ctr.), Ser. B, 5.00%, 2/15/38	A2	200,000	226,906
PA State Tpk. Comm. Rev. Bonds, Ser. A, 5.00%, 12/1/30	A3	285,000	322,252
Philadelphia, Arpt. Rev. Bonds, Ser. C, 5.00%, 7/1/24	A2	250,000	262,500
Pittsburgh, Wtr. & Swr. Auth. Rev. Bonds, Ser. B, AGM, 4.00%, 9/1/34	AA	150,000	158,733
West Shore Area Auth. Rev. Bonds, (Messiah Village Lifeways Oblig. Group), Ser. A, 5.00%, 7/1/25	BBB−/F	50,000	51,483
			1,548,370

Intermediate-Term Municipal Income Fund 23

MUNICIPAL BONDS AND NOTES (102.4%)* cont.	Rating**	Principal amount	Value
Puerto Rico (0.7%)
Cmnwlth. of PR, FRN, zero %, 11/1/51	BB/P	$50,929	$23,491
Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds, Ser. VV, NATL, 5.25%, 7/1/26	Baa2	140,000	145,046
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds, Ser. N, AMBAC, 5.50%, 7/1/29	BB/P	25,000	26,000
			194,537
Tennessee (1.0%)
Metro. Nashville, Arpt. Auth. Rev. Bonds, Ser. B, 5.00%, 7/1/33	A2	250,000	276,867
			276,867
Texas (17.3%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds, (Uplift Ed.), Ser. A, PSFG
4.00%, 12/1/31	AAA	200,000	208,005
4.00%, 12/1/31	AAA	165,000	175,190
Austin, Arpt. Syst. Rev. Bonds, 5.00%, 11/15/32	A1	500,000	570,655
Central TX Regl. Mobility Auth. Rev. Bonds, 5.00%, 1/1/37	A3	200,000	217,537
Clifton, Higher Ed. Fin. Corp. Rev. Bonds, (IDEA Pub. Schools), PSFG, 4.00%, 8/15/30	AAA	250,000	267,531
Dallas, Area Rapid Transit Rev. Bonds, 5.00%, 12/1/33	AA+	100,000	115,105
Dallas, Hotel Occupancy Tax Rev. Bonds, 4.00%, 8/15/34	A	250,000	259,939
Dallas-Fort Worth, Intl. Arpt. Rev. Bonds, Ser. B, 4.50%, 11/1/45 (Prerefunded 11/1/22)	A+	200,000	202,535
Fort Bend, Indpt. School Dist. Mandatory Put Bonds (8/1/26), Ser. B, PSFG, 0.72%, 8/1/51	AAA	250,000	230,646
Houston, Indpt. School Dist. Mandatory Put Bonds (6/1/25), Ser. A-2, PSFG, 3.50%, 6/1/39 ##	Aaa	250,000	256,225
Lake Houston Redev. Auth. Rev. Bonds, (City of Houston, Reinvestment Zone No. 10), 5.00%, 9/1/27	BBB−	125,000	135,028
Lower CO River Auth. Transmission Svcs. Contract Rev. Bonds, (LCRA Transmission Svcs. Corp.), 5.00%, 5/15/27	A	610,000	682,455
Nederland, Indpt. School Dist. G.O. Bonds, PSFG, 5.00%, 8/15/31	Aaa	675,000	787,928
Temple, Tax Increment Tax Alloc. Bonds, (Reinvestment Zone No. 1), Ser. A, BAM, 5.00%, 8/1/24	AA	135,000	142,981
TX State Wtr. Dev. Board Rev. Bonds
(Revolving Fund), 5.00%, 8/1/29	AAA	400,000	469,954
(Wtr. Implementation Fund), 3.00%, 10/15/35	AAA	270,000	263,069
			4,984,783
Utah (0.5%)
UT Infrastructure Agcy. Rev. Bonds, Ser. A, 4.00%, 10/15/28	BBB−/F	140,000	142,195
			142,195

24 Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (102.4%)* cont.	Rating**	Principal amount	Value
Washington (0.8%)
Port of Seattle Rev. Bonds, 5.00%, 4/1/38	A1	$200,000	$217,155
			217,155
Total municipal bonds and notes (cost $29,611,517)			$29,547,366

SHORT-TERM INVESTMENTS (4.3%)*	Shares	Value
Putnam Short Term Investment Fund Class P 0.83% L	1,237,998	$1,237,998
Total short-term investments (cost $1,237,998)		$1,237,998

TOTAL INVESTMENTS
Total investments (cost $30,849,515)	$30,785,364

Notes to the fund’s portfolio
	Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2021 through May 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $28,860,134.
**	The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
##	Forward commitment, in part or in entirety (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $1,622,882 to cover the settlement of certain securities.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.79%, 1.12% and 1.61%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Transportation	19.4%
	Local debt	18.7
	Utilities	16.2
	Health care	15.8

Intermediate-Term Municipal Income Fund 25

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$29,547,366	$—
Short-term investments	—	1,237,998	—
Totals by level	$—	$30,785,364	$—

The accompanying notes are an integral part of these financial statements.

26 Intermediate-Term Municipal Income Fund

Statement of assets and liabilities 5/31/22 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $29,611,517)	$29,547,366
Affiliated issuers (identified cost $1,237,998) (Notes 1 and 5)	1,237,998
Cash	50,564
Interest and other receivables	276,955
Receivable for shares of the fund sold	44,254
Receivable for investments sold	205,000
Receivable from Manager (Note 2)	25,936
Prepaid assets	50,451
Total assets	31,438,524

LIABILITIES
Payable for investments purchased	1,304,421
Payable for purchases of delayed delivery securities (Note 1)	1,023,338
Payable for shares of the fund repurchased	207,716
Payable for custodian fees (Note 2)	2,611
Payable for investor servicing fees (Note 2)	2,707
Payable for Trustee compensation and expenses (Note 2)	1,044
Payable for administrative services (Note 2)	43
Payable for distribution fees (Note 2)	5,302
Other accrued expenses	31,208
Total liabilities	2,578,390

Net assets	$28,860,134

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$28,924,769
Total distributable earnings (Note 1)	(64,635)
Total — Representing net assets applicable to capital shares outstanding	$28,860,134

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($14,065,338 divided by 1,419,050 shares)	$9.91
Offering price per class A share (100/96.00 of $9.91)*	$10.32
Net asset value and offering price per class B share ($15,130 divided by 1,525 shares)**	$9.92
Net asset value and offering price per class C share ($236,957 divided by 23,890 shares)**	$9.92
Net asset value, offering price and redemption price per class R6 share
($724,010 divided by 73,061 shares)	$9.91
Net asset value, offering price and redemption price per class Y share
($13,818,699 divided by 1,394,581 shares)	$9.91

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Intermediate-Term Municipal Income Fund 27

Statement of operations Six months ended 5/31/22 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $2,126 from investments in affiliated issuers) (Note 5)	$163,167
Total investment income	163,167

EXPENSES
Compensation of Manager (Note 2)	31,801
Investor servicing fees (Note 2)	8,098
Custodian fees (Note 2)	3,150
Trustee compensation and expenses (Note 2)	278
Distribution fees (Note 2)	16,515
Administrative services (Note 2)	248
Auditing and tax fees	18,893
Blue sky expense	39,093
Other	9,749
Fees waived and reimbursed by Manager (Note 2)	(64,218)
Total expenses	63,607
Expense reduction (Note 2)	(28)
Net expenses	63,579

Net investment income	99,588

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(3,451)
Total net realized loss	(3,451)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(593,111)
Total change in net unrealized depreciation	(593,111)

Net loss on investments	(596,562)

Net decrease in net assets resulting from operations	$(496,974)

The accompanying notes are an integral part of these financial statements.

28 Intermediate-Term Municipal Income Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 5/31/22*	Year ended 11/30/21
Operations
Net investment income	$99,588	$183,914
Net realized gain (loss) on investments	(3,451)	119,787
Change in net unrealized depreciation of investments	(593,111)	(13,196)
Net increase (decrease) in net assets resulting
from operations	(496,974)	290,505
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(2,158)	(5,055)
Class B	(3)	(28)
Class C	(73)	(195)
Class R6	(149)	(193)
Class Y	(234)	(629)
Net realized short-term gain on investments
Class A	(63,349)	(136,987)
Class B	(88)	(749)
Class C	(2,152)	(5,273)
Class R6	(4,372)	(5,238)
Class Y	(6,885)	(17,044)
From tax-exempt net investment income
Class A	(73,613)	(143,589)
Class B	(49)	(288)
Class C	(709)	(2,794)
Class R6	(5,644)	(11,169)
Class Y	(15,666)	(20,400)
From net realized long-term gain on investments
Class A	(35,989)	(33,261)
Class B	(51)	(182)
Class C	(1,222)	(1,280)
Class R6	(2,484)	(1,272)
Class Y	(3,911)	(4,138)
Increase from capital share transactions (Note 4)	15,238,381	683,859
Total increase in net assets	14,522,606	584,600

NET ASSETS
Beginning of period	14,337,528	13,752,928
End of period	$28,860,134	$14,337,528

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Intermediate-Term Municipal Income Fund 29

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	(%)[b,c]	net assets (%)[c]	(%)
Class A
May 31, 2022**	$10.72	.06	(.72)	(.66)	(.06)	(.09)	(.15)	$9.91	(6.20)*	$14,065	.44*	.64*	7*
November 30, 2021	10.80	.14	.09	.23	(.14)	(.17)	(.31)	10.72	2.17	11,682.89		1.29	31
November 30, 2020	10.64	.17	.27	.44	(.17)	(.11)	(.28)	10.80	4.26	11,488.88		1.57	45
November 30, 2019	10.11	.20	.52	.72	(.19)	—	(.19)	10.64	7.16	9,684.89		1.91	63
November 30, 2018	10.26	.19	(.14)	.05	(.19)	(.01)	(.20)	10.11	.49	7,797.86		1.81	69
November 30, 2017	9.94	.17	.32	.49	(.17)	—	(.17)	10.26	4.94	11,308.85		1.65	91
Class B
May 31, 2022**	$10.73	.03	(.72)	(.69)	(.03)	(.09)	(.12)	$9.92	(6.48)*	$15	.74*	.34*	7*
November 30, 2021	10.81	.08	.09	.17	(.08)	(.17)	(.25)	10.73	1.55	17	1.49	.73	31
November 30, 2020	10.64	.10	.28	.38	(.10)	(.11)	(.21)	10.81	3.65	60	1.48	.99	45
November 30, 2019	10.11	.13	.53	.66	(.13)	—	(.13)	10.64	6.53	58	1.49	1.32	63
November 30, 2018	10.26	.13	(.14)	(.01)	(.13)	(.01)	(.14)	10.11	(.11)	57	1.46	1.22	69
November 30, 2017	9.95	.11	.31	.42	(.11)	—	(.11)	10.26	4.21	61	1.45	1.07	91
Class C
May 31, 2022**	$10.73	.03	(.72)	(.69)	(.03)	(.09)	(.12)	$9.92	(6.55)*	$237	.81*	.25*	7*
November 30, 2021	10.81	.06	.09	.15	(.06)	(.17)	(.23)	10.73	1.40	424	1.64	.55	31
November 30, 2020	10.64	.08	.29	.37	(.09)	(.11)	(.20)	10.81	3.51	428	1.63	.83	45
November 30, 2019	10.11	.12	.52	.64	(.11)	—	(.11)	10.64	6.37	384	1.64	1.18	63
November 30, 2018	10.26	.11	(.14)	(.03)	(.11)	(.01)	(.12)	10.11	(.26)	383	1.61	1.07	69
November 30, 2017	9.94	.09	.32	.41	(.09)	—	(.09)	10.26	4.17	441	1.60	.92	91
Class R6
May 31, 2022**	$10.72	.08	(.72)	(.64)	(.08)	(.09)	(.17)	$9.91	(6.06)*	$724	.28*	.79*	7*
November 30, 2021	10.80	.18	.09	.27	(.18)	(.17)	(.35)	10.72	2.49	892.57		1.57	31
November 30, 2020	10.63	.20	.29	.49	(.21)	(.11)	(.32)	10.80	4.68	419.57		1.91	45
November 30, 2019	10.11	.23	.51	.74	(.22)	—	(.22)	10.63	7.39	536.57		2.23	63
November 30, 2018 †	10.13	.12	(.02)	.10	(.12)	—	(.12)	10.11	.95*	473	.29 *	1.26*	69
Class Y
May 31, 2022**	$10.71	.08	(.71)	(.63)	(.08)	(.09)	(.17)	$9.91	(6.00)*	$13,819	.32*	.82*	7*
November 30, 2021	10.80	.17	.08	.25	(.17)	(.17)	(.34)	10.71	2.33	1,322.64		1.54	31
November 30, 2020	10.63	.19	.29	.48	(.20)	(.11)	(.31)	10.80	4.62	1,358.63		1.79	45
November 30, 2019	10.11	.22	.52	.74	(.22)	—	(.22)	10.63	7.33	1,262.64		2.16	63
November 30, 2018	10.26	.21	(.14)	.07	(.21)	(.01)	(.22)	10.11	.75	1,884.61		2.06	69
November 30, 2017	9.94	.19	.32	.51	(.19)	—	(.19)	10.26	5.21	1,336.60		1.92	91

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Intermediate-Term Municipal Income Fund	Intermediate-Term Municipal Income Fund 31

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to November 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

				Percentage of average net assets
	5/31/22	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Class A	0.43%	0.89%	1.10%	1.47%	1.01%	1.07%
Class B	0.43	0.89	1.10	1.47	1.01	1.07
Class C	0.43	0.89	1.10	1.47	1.01	1.07
Class R6	0.43	0.89	1.10	1.47	0.53	N/A
Class Y	0.43	0.89	1.10	1.47	1.01	1.07

The accompanying notes are an integral part of these financial statements.

32 Intermediate-Term Municipal Income Fund

Notes to financial statements 5/31/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2021 through May 31, 2022.

Putnam Intermediate-Term Municipal Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)). The fund normally maintains an average dollar-weighted maturity between three and ten years. The bonds the fund invests in are mainly investment-grade in quality. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments, which for purposes of this policy include investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge, and class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. The expenses for class A, class B and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class C shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

Intermediate-Term Municipal Income Fund 33

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a when-issued or forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based

34 Intermediate-Term Municipal Income Fund

on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $30,849,233, resulting in gross unrealized appreciation and depreciation of $468,885 and $532,754, respectively, or net unrealized depreciation of $63,869.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense in effect) of 0.212% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $56,367 as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2024, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including

Intermediate-Term Municipal Income Fund 35

payments under the fund’s investment management contract) would exceed an annual rate of 0.52% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $7,851 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$6,715	Class R6	187
Class B	9	Class Y	1,009
Class C	178	Total	$8,098

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $28 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $10, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

36 Intermediate-Term Municipal Income Fund

following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$14,884
Class B	1.00%	0.85%	68
Class C	1.00%	1.00%	1,563
Total			$16,515

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $3,501 from the sale of class A shares and received no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$14,897,789	$1,033,323
U.S. government securities (Long-term)	—	—
Total	$14,897,789	$1,033,323

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 5/31/22		YEAR ENDED 11/30/21
Class A	Shares	Amount	Shares	Amount
Shares sold	448,787	$4,451,259	242,713	$2,610,216
Shares issued in connection with
reinvestment of distributions	16,820	175,089	30,063	318,892
	465,607	4,626,348	272,776	2,929,108
Shares repurchased	(136,315)	(1,375,298)	(246,526)	(2,647,571)
Net increase	329,292	$3,251,050	26,250	$281,537

Intermediate-Term Municipal Income Fund 37

	SIX MONTHS ENDED 5/31/22		YEAR ENDED 11/30/21
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	18	191	102	1,091
	18	191	102	1,091
Shares repurchased	(90)	(925)	(4,044)	(43,478)
Net decrease	(72)	$(734)	(3,942)	$(42,387)

	SIX MONTHS ENDED 5/31/22		YEAR ENDED 11/30/21
Class C	Shares	Amount	Shares	Amount
Shares sold	1,750	$18,062	42,999	$459,443
Shares issued in connection with
reinvestment of distributions	394	4,153	894	9,542
	2,144	22,215	43,893	468,985
Shares repurchased	(17,749)	(183,684)	(43,985)	(474,878)
Net decrease	(15,605)	$(161,469)	(92)	$(5,893)

	SIX MONTHS ENDED 5/31/22		YEAR ENDED 11/30/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	35,870	$357,192	52,780	$564,756
Shares issued in connection with
reinvestment of distributions	1,215	12,649	1,675	17,872
	37,085	369,841	54,455	582,628
Shares repurchased	(47,293)	(478,460)	(9,992)	(107,030)
Net increase (decrease)	(10,208)	$(108,619)	44,463	$475,598

	SIX MONTHS ENDED 5/31/22		YEAR ENDED 11/30/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,358,988	$13,135,838	9,944	$107,094
Shares issued in connection with
reinvestment of distributions	2,597	26,683	3,961	42,211
	1,361,585	13,162,521	13,905	149,305
Shares repurchased	(90,403)	(904,368)	(16,288)	(174,301)
Net increase (decrease)	1,271,182	$12,258,153	(2,383)	$(24,996)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	1,125	0.08%	$11,149
Class R6	1,102	1.51%	10,921

38 Intermediate-Term Municipal Income Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/21	cost	proceeds	income	of 5/31/22
Short-term investments
Putnam Short Term
Investment Fund*	$1,373,137	$8,045,151	$8,180,290	$2,126	$1,237,998
Total Short-term
investments	$1,373,137	$8,045,151	$8,180,290	$2,126	$1,237,998

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Intermediate-Term Municipal Income Fund 39

Note 7: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

40 Intermediate-Term Municipal Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
	and Assistant Treasurer	and Assistant Treasurer

	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Intermediate-Term Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 28, 2022